UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2004

UNUMPROVIDENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11834	62-1598430
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square

Chattanooga, Tennessee 37402

(Address of principal executive offices)(Zip Code)

(423) 294-1011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 21, 2004, UnumProvident Corporation announced that the required number of states participating in a multistate market conduct examination relating to disability claims handling practices had signed appropriate documents consenting to regulatory settlement agreements which are now effective. A press release announcing the approval by the states is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed with this Report:

99.1	Press release of UnumProvident Corporation dated December 21, 2004, announcing participating states’ approval of Multistate Settlement Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UnumProvident Corporation
(Registrant)

Date: December 21, 2004.	By:	/s/ Susan N. Roth
	Name:	Susan N. Roth
	Title:	Vice President, Corporate Secretary &
Assistant General Counsel

INDEX TO EXHIBITS

EXHIBIT
99.1	Press release of UnumProvident Corporation dated December 21, 2004, announcing participating states’ approval of Multistate Settlement Agreement.